UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	April 16, 2018

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including zip code)

(402) 475-2525

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On April 16, 2018, the shareholders of National Research Corporation (the “Company”) approved, among other things, an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to effect a recapitalization (the “Recapitalization”) pursuant to which each share of the Company’s class B common stock will be exchanged for one share of the Company’s class A common stock plus $19.59 in cash, without interest (the “B Consideration”). On April 17, 2018, the Company filed an amendment to its Articles effecting the Recapitalization and then a further amendment and restatement of the Company’s Articles which resulted in the elimination of the Company’s class B common stock and the reclassification of the Company’s class A common stock as a share of common stock, par value $0.001 per share (“Common Stock”). The Common Stock continues to trade on The NASDAQ Global Market (“Nasdaq”) under the revised symbol “NRC.”

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Recapitalization, on April 18, 2018, the Company entered into a credit agreement (the “Credit Agreement”) with First National Bank of Omaha, a national banking association (“FNB”), providing for (i) a revolving credit facility in an initial aggregate principal amount of $15,000,000 (the “Line of Credit”), (ii) a term loan facility in an initial aggregate principal amount of up to $40,000,000 (the “Term Loan”) and (iii) a separate delayed draw-down term facility in aggregate principal amount of $15,000,000 (the “Delayed Draw Term Loan” and, together with the Line of Credit and the Term Loan, the “Credit Facilities”). The Company (A) is using the Term Loan to fund, in part, the cash portion to be paid to holders of class B common stock in connection with the Recapitalization, the accompanying exchange of outstanding equity awards tied to the class B common stock for the B Consideration (less the exercise price per share under the options to acquire class B common stock and any applicable tax withholding) and the costs of the Recapitalization, (B) may use the Delayed Draw Term Loan to fund any future business acquisitions or repurchasing of the Company’s Common Stock and (C) will use the Line of Credit to fund ongoing working capital needs and for other general corporate purposes, including to pay the fees and expenses incurred in connection with the Recapitalization and the Credit Agreement.

Principal amounts outstanding under the Line of Credit are due and payable in full at maturity, which shall be the third anniversary of the closing date of the Line of Credit. The Line of Credit will bear interest (which shall accrue and be due on a monthly basis during the term of the Line of Credit) at a floating rate equal to the thirty (30) day London Interbank Offered Rate (“LIBOR”) index, plus 225 basis points.

Principal and accrued interest amounts outstanding under the Term Loan are due and payable monthly during the term of the Term Loan, which shall expire on the fifth anniversary of the closing date of the Term Loan. The Term Loan will bear interest at a fixed rate per annum equal to 5%.

In the event that the Delayed Draw Term Loan is used, interest-only payments will be due through the calendar year in which the Delayed Draw Term Loan is drawn upon. After that, amortization will occur at the then current Term Loan rate and schedule with principal and accrued interest amounts outstanding under the Delayed Draw Term Loan due and payable monthly during the term of the Delayed Draw Term Loan, which shall expire on the fifth anniversary of the closing date of the Term Loan. The Delayed Draw Term Loan (if drawn upon) will bear interest at a floating rate equal to the thirty (30) day LIBOR index, plus 225 basis points.

In addition to paying interest on outstanding principal under the Credit Facilities, the Company was required to pay at the closing of the Credit Facilities a one-time fee equal to 0.25% of the amount borrowed under the Term Loan. The Company is also obligated to pay ongoing unused commitment fees quarterly in arrears pursuant to the Line of Credit and the Delayed Draw Term Loan facility at a rate of 0.20% per annum based on the actual daily unused portions of the Line of Credit and the Delayed Draw Term Loan facility, respectively.

All obligations under the Credit Facilities are to be guaranteed by each of the Company’s direct and indirect wholly owned domestic subsidiaries, if any, and, to the extent required by the Credit Agreement, direct and indirect wholly owned foreign subsidiaries (each, a “guarantor”).

The Credit Facilities are secured, subject to permitted liens and other agreed upon exceptions, by a first-priority lien on and perfected security interest in substantially all of the Company’s and the guarantors’ present and future assets (including, without limitation, fee-owned real property, and limited, in the case of the equity interests of foreign subsidiaries, to 65% of the outstanding equity interests of such subsidiaries).

The Credit Agreement contains customary representations, warranties, affirmative and negative covenants (including financial covenants) and events of default. The negative covenants include, among other things, restrictions regarding the incurrence of indebtedness and liens, repurchases of the Company’s Common Stock and acquisitions, subject in each case to certain exceptions. The Credit Agreement also contains certain financial covenants with respect to minimum fixed charge coverage ratio and maximum cash flow leverage ratio. Pursuant to the Credit Agreement, the Company is required to maintain a minimum fixed charge coverage ratio of 1.10x for all testing periods throughout the term(s) of the Credit Facilities. The Company is also required to maintain a cash flow leverage ratio of 3.00x or less for all testing periods throughout the term(s) of the Credit Facilities.

The foregoing description of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, which is attached hereto as Exhibit 10 and is incorporated by reference into this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2018, the Company provided written notice to Nasdaq that it completed the Recapitalization and, as a result thereof, the Company’s class B common stock has ceased to trade on Nasdaq and has been delisted. The Company’s class B common stock has also been deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As mentioned in the Introduction of this Current Report on Form 8-K, the Company’s class A common stock was reclassified as a share of Common Stock and, as of April 18, 2018, the Common Stock continues to trade on Nasdaq under the revised symbol “NRC.”

Item 3.03.	Material Modification to Rights of Security Holders.

Effective at 5:00 p.m. Central Time on April 17, 2018, the Company completed its previously announced Recapitalization by filing:

●	Articles of Amendment to its Articles (a copy of such amendment to the Articles is attached hereto as Exhibit 3.1 and is incorporated herein by reference); and

●

Amended and Restated Articles of Incorporation of the Company (copies of such Amended and Restated Articles of Incorporation are attached hereto as Exhibits 3.2 and 3.3 and are incorporated herein by reference).

As result of the filings referenced above, each holder of class B common stock will receive the B Consideration for each share of class B common stock owned by such holder immediately prior to the Recapitalization.

The information provided in the Introduction and in Item 3.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03. The Company’s Common Stock continues to be registered with the Securities and Exchange Commission (the “SEC”) under the Exchange Act and the Company continues to be subject to the filing of periodic reports and other documents under the Exchange Act.

A description of the Common Stock is set forth under the caption “Special Factors—Effects of the Proposed Recapitalization—Rights, Preferences and Limitations” in the Company’s definitive proxy statement with respect to the Company’s Special Meeting of Shareholders, as filed with the SEC on March 13, 2018, which description is incorporated herein by reference.

On April 17, 2018, the Company issued a press release announcing the consummation of the Recapitalization. A copy of such press release is filed as Exhibit 99 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

The information provided in Items 3.03 and 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

The full text of the amendment to the Company’s Articles and the Company’s new Amended and Restated Articles of Incorporation are filed as Exhibit 3.1 and Exhibits 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 16, 2018, the Company held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders voted on the following proposals:

●	An amendment to the Company’s Articles to effect the Recapitalization.

●

An amendment and restatement of the Company’s Articles, immediately following the Recapitalization, to (a) eliminate all references to class B common stock, (b) reclassify each share of class A common stock as a share of the Company’s common stock, par value $0.001 per share, (c) provide that each share of Common Stock has one vote per share and (d) clean up all other provisions of the Articles to reflect a single class of Common Stock after the Recapitalization (the “New Amended and Restated Articles”).

As of the March 9, 2018 record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting, 20,970,575 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 209,705.75 votes; and 3,540,857 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 3,540,857 votes. Approximately 91.85% of all votes of the class A common stock, approximately 88.37% of all votes of the class B common stock and approximately 88.56% of all votes of both classes of stock were represented at the Special Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Special Meeting:

Recapitalization

The holders of the Company’s class A common stock voting separately, the holders of the Company’s class B common stock voting separately and the holders of the Company’s class A and class B common stock voting as a single class each approved the Recapitalization. The results of the vote was as follows:

Class A Common Stock

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
192,522	99.97%	55	0.03%	37	N/A	0	N/A

Class B Common Stock

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
2,988,271	95.57%	138,667	4.43%	2,175	N/A	0	N/A

Class A Common Stock & Class B Common Stock, Voting Together as a Single Class

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
3,180,793	95.82%	138,722	4.18%	2,212	N/A	0	N/A

New Amended and Restated Articles

The holders of the Company’s class A common stock voting separately, the holders of the Company’s class B common stock voting separately and the holders of the Company’s class A and class B common stock voting as a single class each approved the New Amended and Restated Articles. The results of the vote was as follows:

Class A Common Stock

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
192,523	99.97%	55	0.03%	36	N/A	0	N/A

Class B Common Stock

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
3,005,936	96.14%	120,527	3.86%	2,650	N/A	0	N/A

Class A Common Stock & Class B Common Stock, Voting Together as a Single Class

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
3,198,459	96.37%	120,582	3.63%	2,686	N/A	0	N/A

_______________

(1)	Based on a total of all shares actually voted in person or by proxy at the Special Meeting.

(2)	“N/A” means that abstentions and broker non-votes do not have any effect on the voting results on this proposal.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The exhibits listed in the exhibit index below are being filed herewith:

EXHIBIT INDEX

(3.1)       Amendment to the Amended and Restated Articles of National Research Corporation, effective as of 5:00 pm, CT, on April 17, 2018 [Incorporated by reference to Appendix A to National Research Corporation’s Definitive Proxy Statement filed on March 13, 2018].

(3.2)       Amended and Restated Articles of Incorporation of National Research Corporation (showing proposed deletions and additions), effective as of 5:01 pm, CT, on April 17, 2018 [Incorporated by reference to Appendix B to National Research Corporation’s Definitive Proxy Statement filed on March 13, 2018].

(3.3)       Amended and Restated Articles of Incorporation of National Research Corporation (clean version), effective as of 5:01 pm, CT, on April 17, 2018.

(10)        Credit Agreement, dated April 18, 2018, between National Research Corporation and First National Bank of Omaha.*

(99)       Press Release of National Research Corporation, dated April 17, 2018.

*  All schedules and certain exhibits have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules and exhibits upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION

Dated: April 20, 2018	By:	/s/ Kevin R. Karas
Kevin R. Karas Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary